IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION


AMERICAN INDUSTRIAL PROPERTIES          :
REIT,                                   :
                                        :
        Plaintiff,                      :
                                        :
vs.                                     :    CIVIL ACTION NO.:396CV0068-H
                                        :                     -----------
                                        :    (Jury Trial Demanded)
PURE WORLD, INC. and PAUL O.            :
KOETHER,                                :
                                        :
        Defendants.                     :


                                   COMPLAINT

     COMES NOW American Industrial Properties REIT (the "Trust") and complains of Pure World, Inc. f/k/a American Holdings, Inc., f/k/a Computer Memories, Inc. ("Pure World") and Paul Koether ("Koether") (collectively, "Defendants"), as follows:

                                       I.
                                NATURE OF ACTION

1. Pure World is a corporation principally owned and controlled by Paul Koether, a sophisticated investor with a reputation of being a "corporate raider" and "greenmailer." His latest target is the Trust, a Dallas County-based real estate investment trust. As explained more fully herein, Koether, by and through Pure World and others, is impermissibly seeking to seize control of and/or liquidate the Trust to further his own hidden agenda through the use of false and misleading Schedule 13Ds and proxy statements in violation of the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder by the Securities Exchange Commission (the "SEC") (collectively, the "Exchange Act") and also in violation of state common and statutory law. The Trust respectfully petitions the Court herein for relief to stop these violations and to compel full and complete disclosure by Koether of his plans and purposes in accordance with his obligations under federal and state law. Additionally, the Trust seeks an award of damages for the harm that Koether has caused by his illegal activities, and certain declaratory relief as set forth herein.

                                       II.
                                     PARTIES

2. The Trust is a real estate investment trust (a "REIT") organized and existing pursuant to the laws of the State of Texas, with its principal place of business in Dallas County, Texas. The managers of the Trust are citizens of the States of Texas and Montana, respectively.

3. Pure World is a Delaware corporation with its principal place of business in New Jersey. As set forth below, Pure World engages in business in Texas, but does not maintain a regular place of business or a designated agent for service of process in Texas. Accordingly, under Tex. Civ. Prac. & Rem. Code ss. 17.041, et seq. and Fed. R. Civ. P. 4(h), Pure World may be served with process by serving the Texas Secretary of State, who will immediately mail the process to Pure World, directed to the attention of its president, Paul Koether, at Pure World's home office address, 211 Pennbrook Road, Far Hills, New Jersey 07931.

4. Koether is a citizen of New Jersey. As set forth below, Koether engages in business in Texas, but does not maintain a regular place of business or a designated agent for service of process in Texas. Accordingly, under Tex. Civ. Prac. & Rem. Code ss. 17.041, et seq. and Fed. R. Civ. P. 4(e), Koether may be served with process by serving the Texas Secretary of State, who will immediately mail the process to Koether at his home address, 211 Pennbrook Road, Far Hills, New Jersey 07931.



                                      III.
                             JURISDICTION AND VENUE

5. This Court has subject matter jurisdiction over this action pursuant to 28 U.S.C. ss. 1331, as all or part of the claims asserted herein arise under the laws of the United States. Additionally, this Court has jurisdiction under 15 U.S.C. ss. 78aa because the Trust is seeking to enforce liabilities and duties created by the Exchange Act and to enjoin future violations thereof. Additionally, this Court has jurisdiction pursuant to 28 U.S.C. ss. 1332 because this action is between citizens of different states and the matter in controversy exceeds the sum or value of $50,000, exclusive of interest and costs.

6. Venue in this district is proper pursuant to 15 U.S.C. ss. 78aa and 28 U.S.C ss. 1391 as Defendants transact business in this district, Defendants are subject to personal jurisdiction in this district, and all or a substantial part of the events or omissions which form the basis of the Trust's claims asserted herein, including tort claims, occurred in this district.


                                       IV.
                                      FACTS

PURE WORLD AND KOETHER

7. Pure World is a corporation that is substantially owned and controlled by Koether. Koether is the president and CEO of Pure World. As he has done on previous occasions, Koether acquired control of Pure World as part of a hostile takeover during the late 1980s.

KOETHER'S HISTORY OF GREENMAIL

8. Over the years, Koether, in conjunction with his wife, Natalie Koether, has proven to be a "corporate raider" and "greenmailer," preying primarily on small and medium-sized companies which do not have large institutional investors with the sophistication and wherewithal to adequately protect themselves. See, e.g., "Matrix Board Tells Shareholders of Koether Group's Track Record," PR Newswire (December 30, 1987), Ex. A; "Natalie Koether: The Lady is a Raider," Business Week (February 23, 1987), Ex. B; "Stater-Bros. Chairman Discloses Background about Craig Corp.," Business Wire (April 21, 1986), Ex. C; "A New Greenmailer Swings into Action," Fortune (August 5, 1985), Ex D, each of which are incorporated herein by reference. The common pattern used by Koether is to purchase, directly or indirectly, a large block of a company's stock and then either: (1) attempt to force the company to repurchase the shares at an inflated price, threatening a takeover if the company does not do so (i.e., "greenmail"); or (2) actually take control of a company and use its assets" to engage in self-dealing transactions and support other Koether-owned/controlled business ventures through a complex pattern of interlocking ownerships and agreements. See Exhibits A- D.

9. An example of Koether's greenmail activities was explained by the Delaware Court of Chancery in Emerald Partners v. Berlin, W.L. 25269 (Del. Ch. 1988). In that case, Emerald Partners, a partnership owned and controlled by Koether ("Emerald"), was acquiring" the stock of a corporation that was attempting to merge with another corporation. The court explained that although Koether was seeking to enjoin the merger based on the guise of exercising his rights as a shareholder, Koether's opposition appeared to be "based on motives" other than the best interests of [the target corporation]." Id. at *4. The court further explained that "Mr. Koether ... apparently threatened that if [the target corporation] did not purchase Emerald's interest [at an approximately $1.00 per share premium over market prices], Emerald would make it very difficult to complete the proposed merger." Id. Indeed, the court unequivocally found that "Emerald obviously deals in many forms of shareholder blackmail, i.e. greenmail, in attempts to gain control of corporations or be bought out at a substantial premium." Id.

KOETHER'S HISTORY OF SELF-DEALING

10. In situations where Koether does not stop at mere greenmail attempts, but rather goes on to seize control of a target company, Koether has exhibited a consistent pattern of extensive self-dealing. See, e.g., "Matrix Board Tells Shareholders of Koether Group's Track Record," PR Newswire (December 30, 1987), Ex. A; "Stater-Bros. Chairman Discloses" Background about Craig Corp.," Business Wire (April 21, 1986), Ex. C.

11. For example, in 1987, Paul and Natalie Koether (the "Koethers") gained control of Texas American Energy Corporation ("TAE") through a hostile proxy
fight.  After  experiencing   approximately  two  years  of  Koether-controlled
management, the remaining shareholders were forced to institute a shareholder derivative action alleging, inter alia, that the Koethers: (1) caused TAE to sell TAE's primary asset for the Koethers' own financial benefit and to TAE's detriment through the use of false and misleading proxy statements soliciting shareholder approval for the transaction; (2) sold 1.6 million of TAE's common shares to entities owned or controlled by the Koethers for $1.25 per share when the shares were trading at $1.44 per share; (3) purchased 972,000 of TAE's common shares from an entity owned or controlled by the Koethers at $2.50 per share when the shares were trading at $1.62 per share; (4) caused TAE to use its assets to participate in greenmail transactions to the benefit of the Koethers and at the expense of TAE; and (5) caused TAE to pay Natalie Koether and her law firm $2 to $3 million in legal fees for "documenting, restructuring or implementing the self-dealing transactions described herein" See Abrams v. Koether, 766 F. Supp. 237 (D.N.J. 1991)" ("Abrams I");

Abrams v. Koether, Fed. Sec. L. Rep. (D. N.J. 1992) (CCH) P.96,995, p. 94,336 ("Abrams II"). Ultimately, shareholders were successful in forcing the Koethers to appoint independent directors to a majority of the board of directors' seats, and requiring the independent directors to approve any future related-party transactions by the Koethers with respect to TAE.

12. One tactic of Koether appears to be using the assets of an acquired corporation to generate and pay for exorbitant fees to himself and his affiliates. For example, during 1992 alone, Koether caused Pure World to pay his wife's law firm over $250,000 in legal fees; to pay Koether himself over $200,000 in salary and related benefits; and to pay affiliated companies over $200,000 for rental expenses, office sharing arrangements, and brokerage fees and commissions. Similarly, from 1990-1992, Koether caused Kent Financial Services, Inc. (the successor to TAE) to pay his wife's law firm approximately $2.5 million in legal fees, and to pay himself approximately $1 million in salary and commissions. Upon information and belief, these are only examples of a regular pattern of self-dealing conduct that Koether has exhibited once acquiring control of his target corporations.

KOETHER'S HISTORY OF FALSE AND MISLEADING DISCLOSURES

13. Upon information and belief, another pattern of conduct exhibited by Koether in his history of hostile takeovers has been the use of false or misleading disclosures to hide his true intentions and motivations in purchasing the stock of target corporations and soliciting the proxies of other shareholders.

14. For example in 1984 the Koethers, through use of a corporation under their control called Edudata Corporation ("Edudata"), sought to gain control of Scientific Computers," Inc. ("SCI"). SCI alleged that Edudata "conspired, with the Koethers [and two other entities substantially owned and controlled by the Koethers], to take over SCI through a series of fraudulent disclosures and material omissions and dilute it of its assets". Edudata Corporation v. Scientific Computers, Inc., 599 F. Supp. 1084, 1087 (D. Minn. 1984). The alleged omissions included failure to: (1) specify the Koethers' future plans concerning SCI; (2) identify adequately Edudata's background and affiliates; and (3) specify any potential liability Edudata may have due to misstatements or omissions of material fact made in its July 1984 public offering. Id. at 1086. Despite being on notice that their disclosures were inadequate and misleading, the Koethers failed to amend their tender offer materials until after being enjoined from proceeding with their tender offer by the District Court and by the Minnesota Commissioner of Commerce. Id; see also Abrams I, supra; Irvin E. Schermer Trust et al. v. Sun Equities Corp. et al., Cause No. 4-86-122, D. Minn. (filed 2/11/86) (both alleging the Koethers and affiliates filed misleading statements with the SEC, and in both cases, the Koethers settled with the plaintiffs). Upon information and belief, the Koethers have regularly engaged in a pattern of hiding their true intentions and secret self-dealing plans when pursuing control of their target companies.

KOETHER'S HIDDEN AGENDA FOR THE TRUST

15. Beginning in December 1993, Koether, through Pure World (then known as American Holdings, Inc.), began acquiring shares of the Trust. In January 1994, Pure World's ownership interest exceeded five percent of the Trust's outstanding shares, and Pure World's most recent public disclosures state that it now owns 9.785% of the Trust's outstanding shares. Beginning in February 1994, and continuing to this day, Koether, through Pure World, has stated in Pure World's public disclosures, including its Schedule 13Ds, that Pure World "has acquired [its interest in the Trust] for capital appreciation." Koether has also stated in the past that the Trust should be liquidated. The Trust has recently learned, however, that the Trust's shares are not all that Koether has been attempting to acquire, but that Koether also has an undisclosed ulterior motive for seeking to liquidate the Trust.

16. More particularly, at the same time Koether was acquiring the Trust's shares and proposing to take control of the Trust, and near the time Koether was proposing to liquidate the Trust, Koether was also engaged in secret negotiations with the Trust's largest creditor, The Manufacturers Life Insurance Company ("MLI"), to acquire the Trust's debt to MLI at a discount from its face value for his/Pure World's own benefit. Specifically, beginning in mid-1994, Koether began negotiations with MLI to purchase at a discount approximately $45 million in promissory notes (the "Notes") held by MLI. Koether also discussed with MLI the possibility of pursuing a scheme by which Koether would gain control of the Trust and give MLI a substantial equity stake in the Trust. Later in 1994, Koether and/or Pure World did, in fact, make a secret offer to purchase the Notes at a discount from face value, with an alternative proposal of issuing new shares and giving MLI an equity stake in the Trust. Koether and Pure World have continued their contact with MLI and, more recently, inquired as to whether MLI would sell the Notes if Koether or someone connected with him provided MLI with an indemnity. Koether and Pure World, however, have failed to disclose these negotiations and their attempts to buy the Notes in their disclosures to the Trust and the public, including the Schedule 13Ds and proxy statements they have filed with the SEC. Upon information and belief, Koether's undisclosed efforts to obtain the Notes at a discount are coupled with his efforts to obtain control of the Trust through a proxy contest so that Koether and Pure World could obtain the discount for themselves instead of on behalf of the Trust's shareholders. Upon information and belief, it continues to be Koether's secret plan, through Pure World, to: (1) seize control of the Trust; (2) concurrently and secretly acquire the Trust's Notes for himself or an affiliated company at a substantial discount from their face value; and then (3) liquidate the Trust to pay off the Notes at their full face value prior to maturity, all without disclosing his hidden interest in the Notes.

KOETHER'S ATTEMPTS TO IMPLEMENT HIS HIDDEN AGENDA

17. The Trust is managed by trust managers in accordance with the Texas Real Estate Investment Trust Act (the "Texas REIT Act"). Under the Texas REIT Act, "all powers" necessary or appropriate to effect any or all of the purposes for which the real estate investment trust is organized shall be vested in one or more trust manager(s) named in the declaration of trust or successor(s) selected in accordance therewith. At least a two-thirds vote of the Trust's outstanding shares is required for the shareholders to elect a successor trust manager under the bylaws of the Trust and in accordance with the Texas REIT Act.

18. Beginning in the fall of 1994, Koether, by and through Pure World, attempted to implement his hidden agenda and seize control of the Trust through a hostile proxy contest. The annual meeting of the Trust's shareholders was held in Dallas, Texas on November 21, 1994. Pure World and Koether did not obtain the two-thirds vote required to elect their own nominees.

19. Undeterred by his defeat in 1994, Koether continued his campaign of deception, misrepresentation and fraudulent omissions in 1995, again launching a hostile proxy contest to replace the current trust managers with his own nominees. Even though they solicited proxies based on false and misleading information, including the filing of false and misleading Schedule 13Ds and proxy statements, Koether and Pure World, at the Trust's 1995 meeting in Dallas, did not come close to obtaining the two-thirds required to elect their proposed trust managers. Koether and Pure World continued to conceal their secret negotiations with MLI to acquire the Notes for their own benefit at a discount, and they continued to conceal their hidden agenda to pay off the Notes in full shortly after Koether could acquire them from MLI for a substantial discount. Notwithstanding this second defeat, Koether's efforts to implement his secret plan are continuing and ongoing.

KOETHER'S FAILURE TO DISCLOSE HIS "GROUP"

20. Upon information and belief, Koether and Pure World have been acting in concert with an undisclosed syndicate or group (the "Group") for the common purpose of acquiring, holding, voting or disposing shares of the Trust. Koether and Pure World, however, have not disclosed the existence, identity, background, ownership interests, purposes, or agreements of the Group in any of their public disclosures, including Pure World's Schedule 13Ds, as required by applicable federal and state securities laws.

KOETHER'S WRONGFUL ACQUISITION OF EXCESS SHARES

21. Under the Internal Revenue Code, the Trust's tax status is endangered if five or fewer shareholders obtain ownership of fifty percent or more of the Trust's outstanding shares. Accordingly, to ensure that this requirement is not violated, and in accordance with industry practice, the Trust's bylaws provide that no person, including natural persons, corporations, trusts, partnerships and other entities "shall at any time directly or indirectly acquire or hold beneficial ownership of shares with an aggregate value in excess of 9.8% of the aggregate value of all outstanding shares". The bylaws further provide that any transfer of shares in excess of the 9.8% limitation is void ab initio, and the purported transferee is not entitled to vote the excess shares or receive dividends for the excess shares, unless waived by the Trust. The Trust has not granted any such waivers to Koether or Pure World.

22. Upon information and belief, Koether and Pure World, by themselves and/or in concert with others, have secretly acquired beneficial ownership of Trust shares, directly or indirectly, in excess of 9.8% of the aggregate value of the Trust's outstanding shares

(the "Excess Shares") notwithstanding the bylaws restrictions on ownership. Additionally, upon" information and belief, Koether and Pure World, by themselves and/or in concert with others, have wrongfully collected dividends on the Excess Shares to which they are not entitled, and they have impermissibly used the Excess Shares in their attempts to take over the Trust. This information has not been disclosed in any of Pure World's public disclosures.

DAMAGE TO THE TRUST AND ITS SHAREHOLDERS

23. In addition to harming the Trust's past and present shareholders by artificially suppressing the price of the Trust's shares and impairing their right to be accurately and fully informed in deciding whether to give Pure World and Koether their proxies and to buy/sell their shares, the misleading statements and omissions described above have caused, and are continuing to cause, substantial and irreparable damage to the Trust, and are threatening the continued viability of the Trust's business, by:

          (1) Interfering with the Trust's ability to restructure its capitalization;

          (2) Disrupting the Trust's normal business operations by forcing the Trust to respond to and oppose the Defendants' misleading
               Schedule 13Ds and proxy statements;

          (3) Creating uncertainty about the Trust's future that has impaired, and will continue to impair, investor, creditor, and customer confidence; and

          (4) Causing the Trust to pay Koether/Pure World dividends on the Excess Shares to which they are not entitled.

24. All conditions precedent to the Trust's bringing this action and obtaining the relief sought herein have occurred or have been waived.

                                CAUSES OF ACTION
                       COUNT I: VIOLATION OF SECTION 13(D)

25. Paragraphs 1-24 are adopted by reference.

26. Koether and Pure World have violated, and are continuing to violate Section 13(d) of the Exchange Act, including without limitation rules 13d-1 and 13d-2 promulgated by the SEC thereunder, by filing with the SEC and sending to the Trust a materially false and misleading Schedule 13D and amended Schedule 13Ds that:

     (1) Misrepresent that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

     (2) Fail to disclose their negotiations with MLI regarding the Trust's Notes, and fail to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

     (3) Fail to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

     (4) Fail to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

27. In addition to harming the Trust's past and present shareholders by artificially suppressing the price of the Trust's shares, Defendants' misleading
Schedule 13D and amended Schedule 13Ds have caused, and are continuing to cause, irreparable damage to the Trust, and threatening the continued viability of the Trust's business, as set forth above.

                      COUNT II: VIOLATION OF SECTION 14(A)

28. Paragraphs 1-27 are adopted by reference.

29. Koether and Pure World have violated, and are continuing to violate, ss. 14(a) of the Exchange Act by filing and sending to the Trust and its shareholders materially false and misleading proxy statements that:

     (1) Misrepresent that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

     (2) Fail to disclose their negotiations with MLI regarding the Trust's Notes, and fail to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

     (3) Fail to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

     (4) Fail to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

30. In addition to harming the Trust's past and present shareholders by artificially suppressing the price of the Trust's shares and impairing their right to be accurately and fully informed in deciding whether to give Defendants their proxies, Defendants' misleading proxy statements have caused, and are continuing to cause, substantial and irreparable damage to the Trust, and threatening the continued viability of the Trust's business as set forth above.

                                COUNT III: FRAUD

31. Paragraphs 1 through 30 are adopted by reference.

32. Koether and Pure World have committed, and are continuing to attempt to commit, fraud in at least the following ways:

     (1) Misrepresenting that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

     (2) Failing to disclose their negotiations with MLI regarding the Trust's Notes, and failing to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

     (3) Failing to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

     (4) Failing to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

33. The foregoing misrepresentations and omissions were of material facts, were made knowingly or with reckless disregard for the truth, and were made with the intention that the Trust and its shareholders rely on the misrepresentations and omissions. The Trust and its past and present shareholders, to their detriment, have relied on the foregoing misrepresentations and omissions, and as a proximate result thereof, have suffered the damages described above.

                  COUNT IV: VIOLATION OF TEXAS SECURITIES LAWS

34. Paragraphs 1 through 33 are adopted by reference.

35. Koether and Pure World have committed, and are continuing to commit, violations of the Texas Securities Act, including TEX. CIV. STAT. ART. 581-33, by, interalia, buying and selling the Trust's shares based on at least the following material misrepresentations and omissions:

     (1) Misrepresenting that their purpose in acquiring the Trust's shares is for capital appreciation when, in fact, their true purpose is to allow Koether and/or Pure World to gain control of the Trust and engage in the self-dealing described above;

     (2) Failing to disclose their negotiations with MLI regarding the Trust's Notes, and failing to disclose their hidden agenda regarding the Notes and the proposed liquidation as described above;

     (3) Failing to disclose the identity and existence of the Group and the purposes, understandings, and agreements of the Group; and

     (4) Failing to disclose that their beneficial ownership interest, and/or the beneficial ownership interest held by Koether, Pure World, and others acting in concert with them, exceeds 9.8% of the aggregate value of the Trust's outstanding shares in violation of the Trust's bylaws.

36. In addition to harming the Trust's past and present shareholders by artificially suppressing the price of the Trust's shares and impairing their right to be accurately and fully informed in deciding whether to give Defendants their proxies, Defendants' misleading proxy statements have caused, and are continuing to cause, substantial and irreparable damage to the Trust, and threatening the continued viability of the Trust's business as set forth above.

                               COUNT V: CONSPIRACY

37. Paragraphs 1 through 36 are adopted by reference.

38. Koether, Pure World, and others acting in concert with them have conspired with each other to commit fraud and violations of the Exchange Act, the Texas Securities Act and the Trust's bylaws, as described above, and they have committed one or more acts in Dallas County in furtherance of their conspiracy. Their wrongful acts have directly and proximately damaged the Trust and its present and past shareholders as described above, and continue to threaten to cause substantial and irreparable damage to the Trust.

                         COUNT VI: DECLARATORY JUDGMENT

39. Paragraphs 1 through 38 are adopted by reference.

40. Pursuant to Texas Civil Practice and Remedies Code Chapter 37 et seq. and the Federal Declaratory Judgment Act, the Trust requests a declaration regarding the status of the Excess Shares. More particularly, a dispute exists between the Trust and Koether/Pure World regarding whether they, by themselves and/or in concert with others, have acquired beneficial ownership of Excess Shares, and if so, the rights they have with respect to the Excess Shares. The Trust contends that Koether/Pure World, by themselves and/or in concert with others, have secretly acquired beneficial ownership of Excess Shares. The Trust further contends that Koether/Pure World have no voting, dividend or other rights with respect to these Excess Shares except as set forth in the Trust's bylaws. Koether and Pure World, however, disagree. This dispute is continuing and ongoing, and it is ripe for resolution by this Court.

              COUNT VII: MONEY HAD AND RECEIVED: UNJUST ENRICHMENT

41. Paragraphs 1 through 39 are adopted by reference.

42. Without knowing that Koether/Pure World, by themselves and/or in concert with others, had secretly acquired beneficial ownership of more than 9.8% of the value of the Trust's outstanding shares, the Trust has paid Koether/Pure World dividends on the Excess Shares which, under the Trust's bylaws, Koether/Pure World were not entitled to receive. Koether/Pure World would be unjustly enriched if they were permitted to keep these dividends, which justly and rightly belong to the Trust, and the Trust demands that Koether and Pure World return these dividends to the Trust. Under principles of equity, including money had and received and unjust enrichment, the Trust requests that the Court order Koether/Pure World to return to the Trust the amount of dividends paid on the Excess Shares.

                          COUNT VIII: INJUNCTIVE RELIEF

43. Paragraphs 1 through 42 are adopted by reference.

44. As set forth above, Defendants, upon information and belief, are attempting to seize control and force a liquidation of the Trust based on materially false and misleading statements and omissions, including SEC filings. Defendants attempts to do so have caused, or are likely to cause, permanent and irreparable injury to the Trust. Accordingly, the Trust requests a preliminary and permanent injunction restraining Defendants from attempting to seize control of and/or liquidate the Trust, and from further attempting to acquire the Notes from MLI, until the disclosures required under federal and state securities laws have been made. Additionally, the Trust requests a preliminary and permanent injunction restraining Defendants, and all others acting in concert with them, from further acquiring Excess Shares and from further voting or otherwise using the Excess Shares in their efforts to seize control of and/or liquidate the Trust.

                            COUNT IX: ATTORNEYS' FEES

45. Due to the dispute that exists between the Trust and Defendants, the Trust has retained the Law Firm of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. ("Liddell Sapp") to represent it and to prosecute this action on the Trust's behalf. The Trust has further agreed to pay Liddell Sapp its reasonable attorneys' fees and costs for doing so. Pursuant to Texas Civil Practice and Remedies Code ss. 37.009, the Securities Exchange Act of 1934, the Texas Securities Act, and any other applicable law, the Trust seeks an award of its costs and reasonable and necessary attorneys' fees from Defendants.

                                  RELIEF SOUGHT

46. Paragraphs 1-45 are adopted by reference.

47. The Trust respectfully requests that Defendants be summoned to appear and answer herein, and that the Court:

     (1) Issue preliminary and permanent injunctions ordering Defendants to make the disclosures required by Sections 13(d) and 14(a) of the Exchange Act and the Texas Securities Act as discussed more fully above, and to cease their attempt to acquire the Notes from MLI until the disclosures are made;

     (2) Issue preliminary and permanent injunctions prohibiting Defendants from acquiring or trading any additional shares of the Trust until the required Section 13(d) disclosures and the Texas Securities Act disclosures discussed herein are made;

     (3) Issue preliminary and permanent injunctions prohibiting Defendants from further soliciting any proxies or exercising any proxies already obtained until they provide full and adequate disclosure under
          Section 14(a) of the Exchange Act and the Texas Securities Act as discussed more fully above;

     (4) Issue preliminary and permanent injunctions enjoining Defendants from taking any further action in furtherance of their conspiracy, as discussed above, until full and adequate disclosure of the conspiracy is provided pursuant to Sections 13(d) and 14(a) of the Exchange Act and the Texas Securities Act;

     (5) Issue preliminary and permanent injunctions enjoining Defendants, and all others acting in concert with them, from further acquiring Excess Shares and from voting or otherwise using the Excess Shares in their efforts to seize control of and/or liquidate the Trust;

     (6) Enter judgement awarding the Trust its actual damages, as set forth herein, against Defendants, jointly and severally;

     (7) Enter judgment against Defendants awarding the Trust a declaration of rights as set forth herein;

     (8) Enter judgment against Defendants awarding the Trust a recovery of dividends paid on the Excess Shares as set forth herein;

     (9)  Enter judgment  for the Trust  against  Defendants,  jointly  and
          severally,  for the Trust's   reasonable   costs  and  attorneys'
          fees  incurred  in  bringing  and prosecuting this lawsuit;

     (10) Enter judgment for the Trust against Defendants, jointly and severally, for prejudgment and postjudgment interest to the maximum extent allowed by law; and (11) Award the Trust such other and further relief to which it may be entitled at law or in equity.

                                      VII.

                                   JURY DEMAND

48. The Trust hereby demands a trial by jury.



Respectfully submitted,

LIDDELL, SAPP, ZIVLEY, HILL & LaBOON, L.L.P.

By: ________________________
Craig L. Weinstock
State Bar N. 21097300
Kirte Kinser
State Bar No. 11489650
900 Texas Commerce Tower
2200 Ross Avenue
Dallas, Texas 75201
(214) 220-4800 (Telephone)
(214) 220-4899 (Telecopier)

ATTORNEYS FOR AMERICAN
INDUSTRIAL PROPERTIES REIT